LMFA Note Payable	9 Months Ended
Sep. 30, 2022
Notes Payable [Abstract]
LMFA Note Payable
5.	LMFA Note Payable
On September 9, 2022, the Company entered into a credit agreement (“LMFA Note Payable”) with LM Funding America, Inc. (“LMFA”), an affiliate of LMAO, pursuant to which LMFA agreed to make advances to the Company of up to $700 for general corporate purposes at an interest rate of 15% per annum. All advances made to the Company under the LMFA Note Payable and accrued interest are due and payable to LMFA on the maturity date. The maturity date of the loan is the earlier of (a) October 25, 2022, (b) the consummation of the Merger, and (c) the termination of the Merger agreement. As of September 30, 2022, the Company has borrowed $350 under the LMFA Note Payable (See also Note 12).